SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): August 10, 2007

COMPUCREDIT CORPORATION

(Exact name of registrant as specified in its charter)

Georgia	000-25751	58-2336689
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

245 Perimeter Center Parkway, Suite 600, Atlanta, Georgia, 30346

(Address of principal executive offices)

Registrant’s telephone number, including area code:        770-206-6200

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.	Other Events.

All of the information furnished in Items 8.01 and 9.01 of this report, including the accompanying exhibit, is being furnished and shall not be deemed to be “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended, or otherwise and shall not be incorporated by reference in any filing under the Securities Act of 1933, as amended, except to the extent expressly set forth by specific reference in such filing.

On August 10, 2007, one of our subsidiaries entered into a structured financing agreement with an affiliate of Morgan Stanley under a two-year $300 million structure that is secured by the receivables underlying our largely fee-based credit card offering to consumers at the lower end of the FICO scoring range. Attached as an Exhibit to this report is the Indenture Supplement underlying this structured financing agreement.

Item 9.01.	Financial Statements and Exhibits.

(d)	Exhibits

Exhibit 99.1	Series 2007-One Supplement, dated August 9, 2007 to the Master Indenture

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

COMPUCREDIT CORPORATION

Dated:	August 14, 2007	By:	/s/ J. Paul Whitehead, III
		Name: Title:	J. Paul Whitehead, III Chief Financial Officer

EXHIBIT INDEX

Form 8-K

August 10, 2007

Filed
Exhibit No.	Description	Herewith	By Reference

99.1	Series 2007-One Supplement, dated August 9, 2007 to the Master Indenture	X